Exhibit 10.1
SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
AND CONSENT

This SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT, dated as of May 14, 2024 (this “Amendment”), is made and entered into by and among LDRV HOLDINGS CORP., a Delaware corporation (the “Borrower Representative”), each of the other Loan Parties party hereto, each of the Lenders and MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation, as Administrative Agent.

RECITALS:
WHEREAS, reference is made to the Second Amended and Restated Credit Agreement dated as of February 21, 2023 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement,” and as amended by this Amendment, the “Credit Agreement”), by and among the Borrower Representative, the Loan Parties party thereto, the lenders from time to time party thereto (the “Lenders”), and the Administrative Agent;

WHEREAS, the Borrower Representative has requested that the Administrative Agent and the Lenders agree to certain amendments to the Existing Credit Agreement and consent to certain accommodations as further set forth herein; and

WHEREAS, the Lenders party hereto, comprising the Required Lenders under the Existing Credit Agreement, have agreed to the amendments to the Existing Credit Agreement and the requested consents as set forth herein subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. Defined Terms; Interpretation; Etc. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. This Amendment is a “Credit Document”, as defined in the Credit Agreement.
SECTION 2. Amendments to Existing Credit Agreement. Subject to the terms and conditions set forth herein, effective upon the occurrence of the Second Amendment Effective Date, the parties hereto agree as follows:
(a) the Existing Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in Annex A attached hereto, except that any Schedule or Exhibits to the Credit Agreement not amended pursuant to the terms of this Amendment shall remain in effect without any amendment or other modification thereto; and
(b) the Existing Credit Agreement is hereby amended by replacing Exhibit G thereto with Exhibit G attached hereto as Annex B.
LDRV – Second Amendment and Incremental Agreement

    The parties hereto acknowledge and agree that this Amendment is not a novation of the Existing Credit Agreement, any other Credit Document or of any credit facility or guaranty provided thereunder or in respect thereof. As used in the Credit Agreement, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, from and after the Second Amendment Effective Date, mean or refer to the Credit Agreement, as further amended, supplemented or modified from time to time in accordance with its terms. As used in any other Credit Document, from and after the Second Amendment Effective Date, all references to the “Credit Agreement” in such Credit Documents shall, unless the context otherwise requires, mean or refer to the Credit Agreement, as further amended, supplemented or modified from time to time in accordance with its terms.
SECTION 3. Consent and Agreement.
(a) Subject to the terms and conditions set forth herein, effective upon the occurrence of the Second Amendment Effective Date, the parties hereto agree that, notwithstanding anything else in the Credit Agreement to the contrary, (i) the Loan Parties shall not have to comply with the (a) Minimum Consolidated EBITDA test set forth in Section 6.18 of the Credit Agreement (as in effect prior to this Amendment) for the Measurement Period ending March 31, 2024, (b) Minimum Liquidity test set forth in Section 6.19 of the Credit Agreement (as in effect prior to this Amendment) for the months ending March 31, 2024 and April 30, 2024 and (ii) the financial statements to be delivered for the month ending March 31, 2024 pursuant to Section 5.09.2, together with the Compliance Certificate to be delivered in connection therewith pursuant to Section 5.09.5, shall not be due until the Second Amendment Effective Date. Each Loan Party acknowledges and agrees that the consent contained in the foregoing shall not waive or amend (or be deemed to be or constitute an amendment to or waiver of) any other covenant, term or provision in the Credit Agreement or hinder, restrict or otherwise modify the rights and remedies of the Lenders and the Administrative Agent following the occurrence of any other present or future Default or Event of Default under the Credit Agreement or any other Credit Document.
(b) On or before May 24, 2024 (or such later date as the Administrative Agent may agree in its sole discretion), the Loan Parties shall engage (the scope of which engagement shall be reasonably satisfactory to the Administrative Agent), at the sole cost and expense of the Loan Parties, an independent consulting firm acceptable to the Administrative Agent in the exercise of its sole and absolute discretion (the “Consultant”), who shall be directed by, and report solely to, the Administrative Agent, to evaluate and confidentially advise the Administrative Agent with respect to the operations and financial affairs of the Loan Parties and their Subsidiaries during the Ratio Adjustment Period. Borrower and each other Loan Party shall, and shall cause their Subsidiaries to, during the Ratio Adjustment Period, cooperate with the Consultant, promptly furnishing or granting it access to the Loan Parties and Subsidiaries books, records, documents and financial information during reasonable business hours and promptly respond to the Consultant’s questions or requests for information.
(c) On or before June 10, 2024, the Administrative Agent shall have received satisfactory evidence that a capital infusion equal to $15,000,000 has been made by Coliseum (or another capital provider) to LDRV, all on terms acceptable to the Administrative Agent.

(d) On or before June 10, 2024, the Administrative Agent shall have received a $5,000,000 repayment of the principal amount of the Revolving Credit Loans, together with delivery of a notice pursuant to Section 2.03.6, permanently reducing the Revolving Credit Dollar Cap and Revolving Credit Commitments, effective as of the date of such notice, by such $5,000,000 amount (such notice may be provided simultaneously with the making of such payment notwithstanding the requirements set forth in Section 2.03.6).
SECTION 4. Conditions Precedent. This Amendment shall become effective as of the date on which the following conditions precedent are satisfied (such date, the “Second Amendment Effective Date”):
(a) The Administrative Agent (or its counsel) shall have received from each Borrower, each other Loan Party and the Required Lenders a counterpart of this Amendment duly executed and delivered on behalf of such party;
(b) The Administrative Agent shall have received a written notice from the Borrower Representative pursuant to Section 2.01.16 voluntarily reducing the aggregate Floor Plan Commitments and Floor Plan Line of Credit Dollar Cap by $45,000,000 on and as of the Second Amendment Effective Date;
(c) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Second Amendment Effective Date and reimbursement or payment of all reasonable and documented out-of-pocket expenses (including reasonable and documented fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party pursuant to the terms of the Credit Agreement;
(d) The Administrative Agent shall have received all documentation and other information required by any Lenders or the Issuing Bank to evidence or facilitate both the Borrowers’ and each Lender’s compliance with all applicable Laws and regulations, including, all “know your customer” rules in effect from time to time pursuant to the Bank Secrecy Act, the USA Patriot Act and other applicable Laws on or prior to the date which is five (5) Business Days prior to the Second Amendment Effective Date; and
(e) The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower Representative either (i) certifying that all shareholder and corporate consents and approvals, material governmental and third party consents and approvals required in connection with the execution and delivery of this Amendment (all of which shall be final with no waiting period to expire or ongoing governmental inquiry or investigation) shall have been duly given or recorded, and that any such consents, licenses, approvals and agreements shall be in full force and effect, or (ii) stating that no such consents, licenses or approvals are so required upon giving effect to this Amendment.
The Administrative Agent shall notify the Borrowers and the Lenders of the Second Amendment Effective Date, and such notice shall be conclusive and binding.
SECTION 5. Representations and Warranties.    In order to induce the Lenders and the Administrative Agent to enter into this Amendment, each Loan Party hereby represents and warrants to the Lenders and the Administrative Agent on and as of the Second Amendment Effective Date that:

(a) Authorization; No Contravention. The execution and delivery by each Loan Party of this Amendment and performance by each Loan Party of this Amendment and the Credit Agreement have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Loan Party’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien (except pursuant to the Security Documents) under, or require any payment to be made under (i) any Material Contract to which such Person is a party or affecting such Person or the properties of such Person or any Loan Party, or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law; except, in the case of clause (b) or (c), to the extent such contravention, conflict or violation would not reasonably be expected to have Material Adverse Change. No Default or Event of Default has occurred and is continuing.
(b) Binding Effect. This Amendment has been duly executed and delivered by each Loan Party which is a party hereto, and each of this Amendment and the Existing Credit Agreement as amended by this Amendment constitute the legal, valid and binding obligation of each Loan Party party thereto, enforceable in accordance with its respective terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and similar Laws affecting creditors’ rights generally and general principles of equity.
(c) Representations and Warranties. The representations and warranties of the Loan Parties contained in this Amendment and each other Credit Document are true and correct in all material respects (and, in the case of any representation or warranty that is qualified by materiality or Material Adverse Change, are true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (and, in the case of any representation or warranty that is qualified by materiality or Material Adverse Change, are true and correct in all respects) as of such earlier date.
SECTION 6. Reaffirmation of Guaranty Agreements and Security Interests. Each Loan Party hereby acknowledges its receipt of a copy of this Amendment and its review of the terms and conditions hereof and consents to the terms and conditions of this Amendment and the transactions contemplated hereby. Except as provided in this Amendment, including as it relates to the scope of Obligations secured by the Collateral on and after the Second Amendment Effective Date, each Loan Party hereby (a) affirms and confirms its guarantees, pledges, grants and other undertakings under the Existing Credit Agreement, the Guaranty Agreements and the other Credit Documents to which it is a party, and (b) agrees that (i) each Credit Document to which it is a party shall continue to be in full force and effect and (ii) all guarantees, pledges, grants and other undertakings thereunder shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties. In furtherance of the foregoing, each Loan Party party hereto affirms and confirms its guarantee of the Obligations as a “Guarantor” party to the Guaranty Agreements.
SECTION 7. Miscellaneous.
(a) No Waiver. Nothing contained herein shall be deemed to constitute a waiver of compliance with, or consent to any deviation from, any term or condition contained in the Credit Agreement or any of the other Credit Documents except as expressly stated herein, or constitute a course of conduct or dealing among the parties. The Administrative Agent and the Lenders reserve all rights, privileges and remedies under the Credit Documents. Any default by any Loan

Party of any of its obligations under this Amendment shall constitute an immediate Event of Default under the Credit Agreement, without further action or notice by or any behalf of the Administrative Agent, the Lenders or any other Person.
(b) Fees and Expenses. The Borrowers shall reimburse the Administrative Agent for all reasonable and documented out-of-pocket costs and expenses (including all outstanding reasonable and documented attorneys’ fees of counsel to the Administrative Agent) incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith in addition to any other outstanding fees and expenses owing, in each case, in accordance with the terms of the Credit Agreement and incurred prior to the date hereof.
(c) Governing Law. This Amendment and any claims, disputes or causes of action (whether in contract or tort) arising out of or related to this Amendment and the transaction contemplated hereby shall be governed by, and construed in accordance with, the laws of the Governing State.
(d) JURISDICTION. EACH LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AMENDMENT OR ANY OTHER CREDIT DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING, OR ANY OTHER ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER CREDIT DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AMENDMENT OR IN ANY OTHER CREDIT DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER CREDIT DOCUMENT AGAINST ANY LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
(e) VENUE. EACH LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER CREDIT DOCUMENT IN ANY

COURT REFERRED TO IN SECTION 10.21 OF THE CREDIT AGREEMENT. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(f) SERVICE OF PROCESS. EACH LOAN PARTY IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.10 OF THE CREDIT AGREEMENT. NOTHING IN THIS AMENDMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.
(g) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER CREDIT DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND THE OTHER CREDIT DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
(h) Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
(i) Release. In consideration of the agreements of Administrative Agent and each Lender contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the Loan Parties (collectively, the “Releasors”), on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Administrative Agent and each Lender, each of their successors and assigns, each of their respective affiliates, and their respective affiliates’ present and former shareholders, members, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (the Administrative Agent, Lenders and all such other Persons being hereinafter referred to collectively as the “Releasees,” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually a “Claim” and collectively, “Claims”) of every name and nature, either known or unknown, both at law and in equity, which Releasors, or any of them, or any of their successors, assigns or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the date hereof, including, without limitation, for or on the account of, or in relation to, or in any way in connection with the Credit Agreement, or any of the other Credit Documents or transactions thereunder or related thereto.

(j) Counterparts and Integration. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment and the other Credit Documents constitute the entire contract among the parties party hereto relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be just as effective as the delivery of a manually executed counterpart of this Amendment.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.
BORROWER REPRESENTATIVE AND BORROWERS:

                        LDRV HOLDINGS CORP.

                        By:    /s/ Carla Hegler
                            Name: Carla Hegler
                            Title: Vice President, Human Resources

                        LAZYDAYS RV AMERICA, LLC
                        LAZYDAYS RV DISCOUNT, LLC
                        LAZYDAYS MILE HI RV, LLC
LAZYDAYS OF MINNEAPOLIS LLC
LDRV OF TENNESSEE LLC
LDRV OF NASHVILLE, LLC
LAZYDAYS RV OF CHICAGOLAND, LLC
LAZYDAYS OF CENTRAL FLORIDA, LLC
LONE STAR DIVERSIFIED, LLC
LAZYDAYS RV OF PHOENIX, LLC
LAZYDAYS RV OF ELKHART, LLC
LAZYDAYS RV OF OREGON, LLC
LAZYDAYS RV OF WISCONSIN, LLC
LAZYDAYS RV OF IOWA, LLC
LAZYDAYS RV OF OKLAHOMA, LLC
LD OF LAS VEGAS, LLC
LAZYDAYS RV OF KNOXVILLE, LLC
LAZYDAYS RV OF WILMINGTON, LLC
LAZYDAYS RV OF LONGMONT, LLC
LDL OF FORT PIERCE, LLC
LAZYDAYS RV OF ST. GEORGE, LLC
LAZYDAYS RV OF SURPRISE, LLC

                        By:    LDRV Holdings Corp.,
                            its Manager

                        By:    /s/ Carla Hegler
                            Name: Carla Hegler
                            Title: Vice President, Human Resources

LDRV – Second Amendment to Second A&R Credit Agreement

GUARANTORS:

                        LAZYDAYS HOLDINGS, INC.
                        LAZY DAYS’ R.V. CENTER, INC.

                        By:    /s/ Carla Hegler
                            Name: Carla Hegler
                            Title: Vice President, Human Resources

                        LAZYDAYS RV OF MARYVILLE, LLC
                        LAZYDAYS RV OF RENO, LLC
                        LAZYDAYS SUPPORT SERVICES, LLC

                        By:    /s/ Carla Hegler
                            Name: Carla Hegler
                            Title: Vice President, Human Resources

LDRV – Second Amendment to Second A&R Credit Agreement

ADMINISTRATIVE AGENT:

MANUFACTURERS AND TRADERS TRUST COMPANY
By:    /s/Michael A. Gollnitz____________
    Name: Michael A. Gollnitz
    Title: Senior Vice President

LDRV – Second Amendment to Second A&R Credit Agreement

LENDER:

MANUFACTURERS AND TRADERS TRUST COMPANY
By:    /s/Michael A. Gollnitz____________
    Name: Michael A. Gollnitz
    Title: Senior Vice President

LDRV – Second Amendment to Second A&R Credit Agreement

LENDER:

FLAGSTAR SPECIALTY FINANCE COMPANY,     LLC (as successor-in-interest to NYCB SPECIALTY     FINANCE COMPANY, LLC)
By:    _/s/ Mark C. Mazmanian_________________________
Name: Mark C. Mazmanian
Title: First Senior Vice President

LDRV – Second Amendment to Second A&R Credit Agreement

LENDER:

HUNTINGTON NATIONAL BANK
By:    /s/ David Paoni________________________________
Name: David Paoni
Title: AVP

LDRV – Second Amendment to Second A&R Credit Agreement

LENDER:

ROCKLAND TRUST COMPANY
By:    /s/ Steven J. Ingalls____________________________
Name: Steven J. Ingalls
Title: Vice President

LDRV – Second Amendment to Second A&R Credit Agreement

Annex A
Credit Agreement
See attached.
LDRV – Second Amendment and Incremental Agreement

Annex B
Exhibit G to Credit Agreement
[attached]
LDRV – Second Amendment and Incremental Agreement

Exhibit G to Credit Agreement
Form of Compliance Certificate
LIQUIDITY CERTIFICATE
To:    Manufacturers and Traders Trust Company, Administrative Agent
One Fountain Plaza, 12th Floor
Buffalo, New York 14203
Attn: Michael Gollnitz, Senior Vice President

This Liquidity Certificate (the “Certificate”) is being provided in accordance with Section 5.09.1 of the Second Amended and Restated Credit Agreement, dated as of February 21, 2023 (as amended, the “Agreement”) by and among LDRV HOLDINGS CORP., a Delaware corporation, LAZYDAYS RV AMERICA, LLC, LAZYDAYS RV DISCOUNT, LLC and LAZYDAYS MILE RV, LLC, each a Delaware limited liability company (collectively, the “Borrowers”) and MANUFACTURERS AND TRADERS TRUST COMPANY, as the Administrative Agent, and the “Lenders” which are parties thereto for the month ending [_____________] (the “Test Date”). Hereafter, all terms defined in the Agreement shall have the same meanings in this Certificate. The undersigned is executing and delivering this Certificate as the Borrower Representative for all of the Borrowers.

The undersigned hereby certifies the following:
1.    The Borrowers and their Subsidiaries are [in compliance] [not in compliance] with the financial covenant set forth in Section 6.18 (Minimum Consolidated EBITDA) of the Agreement as of the Test Date, and the computations required to demonstrate such compliance are set forth in Schedule A attached hereto.
2.    The Borrowers and their Subsidiaries are [in compliance] [not in compliance] with the financial covenant set forth in Section 6.19 (Minimum Liquidity) of the Agreement as of the Test Date, and the computations required to demonstrate such compliance are set forth in Schedule A attached hereto.
3.    Schedule B attached hereto sets forth the amounts and descriptions of the Capital Expenditures made in the calendar month ending on the Test Date.

LDRV HOLDINGS CORP., as a Borrower and as the Borrower Representative

By:
Name:
Title:

Schedule A

Financial Covenant Calculation

[Insert calculations for Section 6.18 (Minimum Consolidated EBITDA) and Section 6.19 (Minimum Liquidity)]

Schedule B

Summary of Capital Expenditures

[Insert amounts and descriptions]